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                                                                     Exhibit 9.4


               Joint Filing Agreement with Respect to Schedule 13D

            In accordance with Rule 13d-1(k) of Regulation 13D-G under the Securities Exchange Act of 1934, the undersigned hereby agree that any statement on Schedule 13D to be filed with the Securities and Exchange Commission by any of the undersigned, including any amendment thereto, with respect to the Common Stock, par value $.01 per share, of Regency Realty Corporation, a Florida corporation, may be filed by Security Capital U.S. Realty, a Luxembourg corporation, on behalf of each of the undersigned.

            IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the 5th day of March, 1999.



                                SECURITY CAPITAL U.S. REALTY


                                By:   /s/ Ariel Amir
                                   Name:  Ariel Amir
                                   Title: Vice-President


                                SECURITY CAPITAL HOLDINGS S.A.


                                By:   /s/ Ariel Amir
                                   Name:  Ariel Amir
                                   Title: Vice-President


                                SECURITY CAPITAL SHOPPING CENTER I SARL
                                SECURITY CAPITAL SHOPPING CENTER II SARL
                                SECURITY CAPITAL SHOPPING CENTER III SARL
                                SECURITY CAPITAL SHOPPING CENTER IV SARL
                                SECURITY CAPITAL SHOPPING CENTER V SARL
                                SECURITY CAPITAL SHOPPING CENTER VI SARL
                                SECURITY CAPITAL SHOPPING CENTER VII SARL


                                By:   /s/ Christopher W. House
                                   Name:  Christopher W. House
                                   Title: Manager

                                By:   /s/ Jeffrey A. Cozad
                                   Name:  Jeffrey A. Cozad
                                   Title: Manager